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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-8, of our reports dated November 15, 1995, on our audit of the consolidated financial statements and financial statement schedule of PerSeptive Biosystems, Inc.



                                              /s/ Coopers & Lybrand L.L.P.

                                              Coopers & Lybrand L.L.P.

Boston, Massachusetts
July 15, 1996